UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2026

DECOY THERAPEUTICS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36812	46-5087339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2450 Holcombe Blvd. Suite X Houston, TX (Address of principal executive offices)		77021 (Zip Code)

(713) 913-5608

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DCOY	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 14, 2026, Decoy Therapeutics Inc. (the “Company”) convened a Special Meeting of Stockholders (the “Special Meeting”). As of July 20, 2026, the record date for the Special Meeting, there were 590,185 shares of common stock issued and outstanding and entitled to vote on the proposals presented at the Special Meeting, of which 271,643, or 46.03%, were present in person or represented by proxy, which constituted a quorum.

At the Special Meeting, the stockholders voted and: (1) approved the issuance of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), upon the exercise of Series A common warrants, Series B common warrants and Series C common warrants; and (2) approved an amendment to the Company’s Certificate of Incorporation to reduce the number of authorized shares of Common Stock by 10,000,000 to 90,000,000.

Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Special Meeting.

Proposal 1. To approve, for purposes of Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of shares of the Company’s Common Stock, upon the exercise of the Series A common warrants, Series B common warrants and Series C common warrants (collectively, the “Milestone Warrants”) issued in a private placement, including the issuance of shares of Common Stock equal to 20% or more of the shares of Common Stock outstanding immediately prior to the issuance of such Milestone Warrants:

Votes For	Votes Against	Abstentions
81,646	2,906	196

Proposal 2. To approve an amendment to the Company’s Certificate of Incorporation to reduce the number of authorized shares of Common Stock by 10,000,000 to 90,000,000:

Votes For	Votes Against	Abstentions
234,494	6,303	181

Proposal 3 – Adjournment Proposal

Because Proposal No. 1 and Proposal No. 2 were approved by at least a majority of the votes cast by the holders of Common Stock represented in person or by proxy at the Special Meeting, the proposal to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve such proposals was rendered moot.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Decoy Therapeutics inc.

Date: September 15, 2026	By:	/s/ Mark J. Rosenblum
Mark J. Rosenblum
Chief Financial Officer